r77d.txt
PIMCO Funds
Supplement Dated August 15, 2014 to the
Credit Bond Funds Institutional Class, Class P, Administrative
Class, Class D, Class A, Class B,
Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time
(the "Prospectus")
Disclosure Related to the PIMCO Credit Absolute Return Fund
(the "Fund")

Effective immediately, the last sentence of the second paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary is deleted in its entirety and replaced with the following:

The Fund may invest up to 15% of its total assets in preferred stock, convertible securities and other equity-related instruments, including up to 10% of its total assets in common stock.
Investors Should Retain This Supplement for Future Reference

PIMCO Funds
Supplement Dated August 15, 2014 to the
Real Return Strategy Funds Institutional Class, Class P,
Administrative Class, Class D, Class A,
Class B, Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time
(the "Prospectus")
Disclosure Related to the PIMCO CommoditiesPLUS(r) Strategy
Fund (the "Fund")

Effective immediately, the fifth paragraph of the "Principal
Investment Strategies" section of the Fund's Fund Summary is deleted in its entirety and replaced with the following:

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO's forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or
Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

In addition, effective immediately, the following paragraph is inserted immediately following the "Principal Risks-Credit Risk" section of the Fund's Fund Summary:

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

In addition, effective immediately, the following paragraphs are inserted immediately following the "Principal Risks-Foreign
(Non-U.S.) Investment Risk" section of the Fund's Fund Summary:

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

In addition, effective immediately, corresponding edits are made to the table in the "Description of Principal Risks" section of the Prospectus.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds
Supplement Dated August 15, 2014 to the
Statement of Additional Information dated July 31, 2014, as supplemented from time to time
(the "SAI")
Disclosure Related to the PIMCO CommoditiesPLUS(r) Strategy
Fund (the "Fund")

Effective immediately, the tenth sentence of the "Investment
Restrictions-Non-Fundamental Investment Restrictions-Currency
Hedging" section of the SAI is deleted in its entirety and replaced with the following:

The PIMCO CommoditiesPLUS(r) Strategy Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds
Supplement dated August 15, 2014 to the
Real Return Strategy Funds Institutional Class, Class P,
Administrative Class, Class D, Class A,
Class B, Class C and Class R Prospectus (the "Prospectus") and
Statement of Additional Information
(the "SAI"), each dated July 31, 2014, as supplemented and revised from time to time

Disclosure relating to the PIMCO CommoditiesPLUS(r) Short
Strategy Fund, the PIMCO Real
Income 2019 Fund(r) and the PIMCO Real Income 2029 Fund(r)

The Board of Trustees of PIMCO Funds (the "Trust") has approved a Plan of Liquidation for each of the PIMCO CommoditiesPLUS(r) Short Strategy Fund, the PIMCO Real Income 2019 Fund(r) and the PIMCO
Real Income 2029 Fund(r) (each a "Fund" and collectively the "Funds") pursuant to which each Fund will be liquidated (each, a "Liquidation" and collectively, the "Liquidations") on or about November 14, 2014 ("Liquidation Date"). This date may be changed without notice at the discretion of the Trust's officers.

Suspension of Sales. Effective October 15, 2014, the Funds will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Funds from other funds of the Trust or funds of PIMCO Equity Series.

Mechanics. In connection with the Liquidations, any share of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after each Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidations. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company
LLC ("PIMCO"), investment adviser to the Funds, intends to distribute substantially all of each Fund's net investment income prior to the Liquidations. PIMCO will bear all expenses in connection with the Liquidations.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of a Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "Purchases, Redemptions and Exchanges-Redeeming Shares" in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust or any fund of PIMCO Equity Series that offers that class, as described in and subject to any restrictions set forth under "Purchases, Redemptions and Exchanges-Exchanging Shares" in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidations are not expected to be a taxable event for the Funds, for taxable shareholders, the automatic redemption of shares of the Funds on the Liquidation
Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See "Tax Consequences" in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds
Supplement Dated August 15, 2014 to the
International Bond Funds Institutional Class, Class P,
Administrative Class, Class D,
Class A, Class B, Class C and Class R Prospectus, dated July 31,
2014,
as supplemented from time to time

Disclosure Related to the PIMCO Emerging Markets Bond Fund
(the "Fund")

The following changes are effective October 1, 2014.

The supervisory and administrative fee for Class A, Class B, Class C and Class D shares of the Fund, stated as a percentage of the average daily net assets attributable in the aggregate to each class's shares taken separately, will decrease from 0.55% to 0.50%.

Investors Should Retain This Supplement for Future Reference


PIMCO Funds
Supplement Dated August 26, 2014 to the
Asset Allocation Funds Institutional Class, Class P, Administrative Class, Class D, Class A, Class B,
Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time
(the "Prospectus")

Disclosure Related to the PIMCO Global Multi-Asset Fund (the
"Fund")

IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT OBJECTIVE AND
INVESTMENT STRATEGIES

Effective September 30, 2014, the disclosure in the Investment
Objective section of the Fund's Fund Summary is deleted in its entirety and replaced with the following:

The Fund seeks total return which exceeds that of a blend of 60%
MSCI All Country World Index/40% Barclays Global Aggregate Index
(USD Hedged).

In addition, effective September 30, 2014, the second sentence of the third paragraph of the Principal Investment Strategies in the Fund's Fund Summary is deleted in its entirety and replaced with the following:

The Fund will typically invest 20% to 80% of its net assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the
PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO
Fund and in other equity-related Acquired Funds). For the purposes of the above limitation, equity positions will be calculated on a net basis, meaning if short equity-related positions are held, they will be netted against long positions.

In addition, effective September 30, 2014, the Fund's broad-based securities market index is the MSCI All Country World Index. Accordingly, effective September 30, 2014, the following sentences are added before the first sentence of the second paragraph of the Performance Information Section in the Fund's Fund Summary:

Effective September 30, 2014, the Fund's broad-based securities market index is the MSCI All Country World Index. The
MSCI All Country World Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI
All Country World Index consists of 46 country indexes comprising developed and emerging market indexes. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the Fund's principal investment strategies and investment objective. Prior to September 30, 2014, the Fund's primary benchmark index was the MSCI World Index.

In addition, effective September 30, 2014, the Fund's secondary index is the 60% MSCI All Country World Index/40%
Barclays Global Aggregate Index (USD Hedged). Accordingly, effective September 30, 2014, the third sentence of the second paragraph of the Performance Information Section in the Fund's Fund Summary is deleted in its entirety and replaced with the following:

Effective September 30, 2014, the Fund's secondary index is the 60% MSCI All Country World Index/40% Barclays Global
Aggregate Index (USD Hedged). The 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged) is a blended index. The Barclays Global Aggregate Index (USD Hedged) provides a broad-based measure of the global investment-grade fixed income markets. The Fund's new secondary index was selected as its use is more closely aligned with the Fund's investment strategies and investment objective. Prior to September 30, 2014, the Fund's secondary index was the 1 Month USD LIBOR (London Interbank
Offered Rate) Index +5%.

In addition, effective September 30, 2014, the following disclosure is added above the row relating to the MSCI World Index in the Average Annual Total Returns Table in the Performance
Information Section in the Fund's Fund Summary in the Prospectus:

                                                       Since
                                                     Inception
                            1 Year     5 Years     (10/29/2008)
                            ------     -------     ------------
MSCI All Country            22.80%      14.92%         14.60%
World Index (reflects
no deductions for fees,
expenses or taxes)


       In addition, effective September 30, 2014, the following disclosure is added above the row relating to the 1 Month USD LIBOR Index +5% in the Average Annual Total Returns Table in the
Performance Information Section in the Fund's Fund Summary in the
Prospectus:

                                                       Since
                                                     Inception
                            1 Year     5 Years     (10/29/2008)
                            ------     -------     ------------
60% MSCI All Country        13.18%      10.89%         11.02%
World Index/40%
Barclays Global
Aggregate Index (USD
Hedged) (reflects no
deductions for fees,
expenses or taxes)


In addition, effective September 30, 2014, the Fund's portfolio is managed by Mihir Worah. Therefore, effective September 30, 2014, the paragraph in the "Investment Adviser/Portfolio Manager" section in the Fund's Fund Summary is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is a Deputy CIO and Managing Director of PIMCO, and he has managed the Fund since
January 2014.

In addition, effective September 30, 2014, disclosure concerning the portfolio manager of the Fund in the table in the "Management of the Funds-Individual Portfolio Managers" section of the Prospectus is deleted and replaced with the following:

Fund            Portfolio Manager Since  Recent Professional Experience
----            ----------------- -----  ------------------------------
PIMCO Global       Mihir Worah     1/14  Deputy CIO and Managing Director,
Multi- Asset                             Managing Director, PIMCO. Mr.
                                         Worah is a portfolio manager
                                         and head of the real return and
                                         multi-asset portfolio management
                                         teams. Prior to joining  PIMCO
                                         in 2001, he was a postdoctoral
                                         research associate at the
                                         University of California,
                                         Berkeley, and the Stanford
                                         Linear Accelerator Center,
                                         where he built models to
                                         explain the difference between
                                         matter and anti-matter. In 2012
                                         he co-authored "Intelligent
                                         Commodity Indexing," published
                                         by McGraw-Hill. He has 12 years
                                         of investment experience
                                         and holds a Ph.D. in theoretical
                                         physics from the University of
                                         Chicago.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds
Supplement dated August 26, 2014 to the
Statement of Additional Information dated July 31, 2014, as supplemented from time to time (the "SAI")
Disclosure Related to the PIMCO Global Multi-Asset Fund (the
"Fund")

Effective September 30, 2014, the Fund's portfolio is managed by Mihir Worah. Therefore, effective September 30, 2014, corresponding changes are made in the table and accompanying footnotes in the subsection titled "Portfolio Managers-Other Accounts Managed" in the SAI.

In addition, effective September 30, 2014, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective September 30, 2014, the PIMCO Global Multi-Asset Fund is managed by Mihir Worah.

In addition, effective September 30, 2014, corresponding changes are made in the table in the subsection titled "Portfolio
Managers-Securities Ownership" in the SAI.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds
Supplement Dated September 12, 2014 to the
Bond Funds, Credit Bond Funds, Equity-Related Strategy Funds,
Real Return Strategy Funds,
Short Duration Strategy Funds, and Tax-Efficient Strategy Funds
Prospectuses, each dated July 31, 2014, each as supplemented
Disclosure Regarding Investment Guidelines Pertaining to
Investments in Securities and Instruments Economically Tied to Emerging Market Countries

Effective October 14, 2014, for the Funds listed below, percentage limitations on investments in securities and instruments that are economically tied to emerging market countries, as disclosed in the Principal Investment Strategies or elsewhere in the Prospectuses, do not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity.

Bond Funds Prospectus

PIMCO Extended Duration Fund
PIMCO Investment Grade Corporate Bond Fund
PIMCO Long Duration Total Return Fund
PIMCO Moderate Duration Fund
PIMCO Mortgage Opportunities Fund
PIMCO Total Return Fund
PIMCO Total Return Fund III
PIMCO Total Return Fund IV
PIMCO Unconstrained Bond Fund

Credit Bond Funds Prospectus

PIMCO Convertible Fund
PIMCO High Yield Fund
PIMCO Income Fund
PIMCO Long-Term Credit Fund
PIMCO Senior Floating Rate Fund

Real Return Strategy Funds Prospectus

PIMCO CommoditiesPLUS(r) Strategy Fund
PIMCO CommodityRealReturn Strategy Fund(r)
PIMCO Real Return Asset Fund
PIMCO Real Return Fund
PIMCO RealEstateRealReturn Strategy Fund

Short Duration Strategy Funds Prospectus

PIMCO Low Duration Fund
PIMCO Low Duration Fund III

Tax-Efficient Strategy Funds Prospectus

PIMCO Unconstrained Tax Managed Bond Fund

Equity-Related Strategy Funds Prospectus

PIMCO EM Fundamental IndexPLUS(r) AR Strategy Fund
PIMCO EMG Intl Low Volatility RAFI(r)-PLUS AR Fund
PIMCO Fundamental Advantage Absolute Return Strategy Fund
PIMCO Fundamental IndexPLUS(r) AR Fund
PIMCO International Fundamental IndexPLUS(r) AR Strategy Fund PIMCO International StocksPLUS(r) AR Strategy Fund (U.S. Dollar-Hedged)
PIMCO International StocksPLUS(r) AR Strategy Fund (Unhedged) PIMCO Intl Low Volatility RAFI(r)-PLUS AR Fund
PIMCO Low Volatility RAFI(r)-PLUS AR Fund
PIMCO Small Cap StocksPLUS(r) AR Strategy Fund
PIMCO Small Company Fundamental IndexPLUS(r) AR Strategy Fund PIMCO StocksPLUS(r) Absolute Return Fund
PIMCO StocksPLUS(r) AR Short Strategy Fund
PIMCO StocksPLUS(r) Fund
PIMCO StocksPLUS(r) Long Duration Fund
PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Investors Should Retain This Supplement for Future Reference

PIMCO Funds
Supplement Dated September 12, 2014 to the
Statement of Additional Information dated July 31, 2014, as supplemented ("the SAI")

Effective October 14, 2014, the fifth paragraph of the Investment Objectives and Policies-Foreign Securities section of the SAI is deleted in its entirety and replaced with the following:

The PIMCO Diversified Income, PIMCO Emerging Local
Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging
Markets Bond, PIMCO Emerging Markets Currency, PIMCO
Emerging Markets Full Spectrum Bond, PIMCO Floating Income,
PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond
(U.S. Dollar-Hedged), PIMCO Global Advantage(r) Strategy Bond,
PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-
Hedged), PIMCO Global Multi-Asset, PIMCO Inflation Response
Multi-Asset, PIMCO RealRetirement(r) Income and Distribution,
PIMCO RealRetirement(r) 2015, PIMCO RealRetirement(r) 2020,
PIMCO RealRetirement(r) 2025, PIMCO RealRetirement(r) 2030,
PIMCO RealRetirement(r) 2035, PIMCO RealRetirement(r) 2040,
PIMCO RealRetirement(r) 2045, PIMCO RealRetirement(r) 2050 and
PIMCO TRENDS Managed Futures Strategy Funds may invest, without limit, in securities and instruments that are economically tied to emerging market countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The PIMCO
GNMA Fund, PIMCO Mortgage-Backed Securities Fund and PIMCO
Short Asset Investment Fund may each invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries. With respect to each of the following additional limitations on investments in securities and instruments economically tied to emerging market countries, the following limitations do not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity:

*	The PIMCO Credit Absolute Return Fund may invest up to 70% of its total assets in securities and instruments that are economically tied to emerging market countries.
*	Each of the PIMCO Unconstrained Bond and PIMCO
Unconstrained Tax Managed Bond Funds may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries.
*	Each of the PIMCO EM Fundamental IndexPLUS(r) AR Strategy,
PIMCO Fundamental Advantage Absolute Return Strategy,
PIMCO Fundamental IndexPLUS(r) AR, PIMCO International
Fundamental IndexPLUS(r) AR Strategy, PIMCO International
StocksPLUS(r) AR Strategy (Unhedged), PIMCO International
StocksPLUS(r) AR Strategy (U.S. Dollar-Hedged), PIMCO
Investment Grade Corporate Bond, PIMCO Long-Term Credit,
PIMCO Small Cap StocksPLUS(r) AR Strategy, PIMCO Small
Company Fundamental IndexPLUS(r) AR Strategy, PIMCO
StocksPLUS(r) Absolute Return, PIMCO StocksPLUS(r) AR Short
Strategy and PIMCO Worldwide Fundamental Advantage AR
Strategy Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.
*	With respect to each Fund's fixed income investments, each of the
PIMCO EMG Intl Low Volatility RAFI(r)-PLUS AR, PIMCO Intl
Low Volatility RAFI(r)-PLUS AR and PIMCO Low Volatility
RAFI(r)-PLUS AR Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.
*	The PIMCO Income Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to
emerging market countries.
*	Each of the PIMCO Convertible, PIMCO Extended Duration,
PIMCO High Yield, PIMCO Long Duration Total Return, PIMCO
Moderate Duration, PIMCO StocksPLUS(r) Long Duration, PIMCO
Total Return and PIMCO Total Return III Funds may invest up to
15% of its total assets in securities and instruments that are economically tied to emerging market countries.
*	The PIMCO Short-Term Fund may invest up to 5% of its total
assets in securities and instruments that are economically tied to emerging market countries.
*	Each remaining Fund that is permitted to invest in foreign (non-
U.S.) securities, except for the PIMCO Money Market Fund, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

Investors Should Retain This Supplement for Future Reference


PIMCO Funds

Supplement Dated September 29, 2014 to the
Bond Funds Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time (the "Prospectus")
Disclosure Related to the PIMCO Investment Grade Corporate
Bond Fund, PIMCO Moderate
Duration Fund, PIMCO Total Return Fund, PIMCO Total Return
Fund II, PIMCO Total Return
Fund III, PIMCO Total Return Fund IV and PIMCO
Unconstrained Bond Fund (the "Funds")

Effective September 26, 2014, the PIMCO Moderate Duration
Fund is jointly managed by Scott A. Mather and Sudi Mariappa.
Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the PIMCO Moderate Duration
Fund's Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather and Sudi Mariappa. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Mariappa is a Managing Director of PIMCO. Messrs. Mather and Mariappa have jointly managed the Fund since September 2014.

Effective September 26, 2014, each of the PIMCO Total
Return Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund
III and PIMCO Total Return Fund IV is jointly managed by Scott A. Mather, Mark Kiesel and Mihir Worah. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in each of the PIMCO Total Return Fund's, PIMCO Total Return Fund II's, PIMCO Total Return Fund III's and PIMCO Total Return Fund IV's Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather, Mark Kiesel and Mihir Worah. Mr. Mather is CIO U.S. Core Strategies. Mr. Kiesel is CIO Global Credit. Mr. Worah is CIO Real Return and Asset Allocation.
Each is a Managing Director of PIMCO. Messrs. Mather, Kiesel and
Worah have jointly managed the Fund since September 2014.

Effective September 26, 2014, the PIMCO Unconstrained
Bond Fund is jointly managed by Saumil Parikh, Mohsen Fahmi and
Daniel J. Ivascyn. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the PIMCO
Unconstrained Bond Fund's Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Saumil Parikh, Mohsen Fahmi and Daniel J. Ivascyn. Each of Messrs. Parikh, Fahmi and Ivascyn is a Managing Director of PIMCO, and Mr. Ivascyn is Group Chief Investment Officer. Messrs. Parikh, Fahmi and Ivascyn have jointly managed the Fund since September 2014.

Effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the PIMCO Investment Grade Corporate Bond Fund's Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mark Kiesel. Mr. Kiesel is CIO Global Credit and Managing Director of PIMCO and he has managed the Fund since November 2002.

In addition, effective immediately, disclosure concerning the Portfolio managers of the Funds in the table in the "Management of the Funds-Individual Portfolio Managers" section of the Prospectus is deleted and replaced with the following:

Fund            Portfolio Manager Since  Recent Professional Experience
----            ----------------- -----  ------------------------------
PIMCO              Mohsen Fahmi   9/14   Managing Director, PIMCO. Mr.
Unconstrained                            Fahmi joined PIMCO in 2014
Bond                                     and is a generalist portfolio
                                         manager focusing on global
                                         fixed income assets. Prior
                                         to joining PIMCO, Mr. Fahmi
                                         was with Moore Capital
                                         Management, most recently
                                         as a senior portfolio
                                         manager and previously
                                         as chief operating officer.
                                         Mr. Fahmi has
                                         also previously served as
                                         co-head of bond and currency
                                         proprietary trading at Tokai
                                         Bank Europe, head of
                                         leveraged investment at
                                         Salomon Brothers and
                                         executive director of
                                         proprietary trading at
                                         Goldman Sachs. Prior to
                                         this, he was a proprietary
                                         trader for J.P. Morgan in
                                         both New York and London,
                                         and he also spent seven
                                         years as an investment
                                         officer at the World Bank
                                         in Washington, DC. He has
                                         30 years of investment
                                         experience and holds an
                                         MBA from Stanford University.

PIMCO            Daniel J. Ivascyn  9/14 Group Chief Investment Officer
Unconstrained                            and Managing Director, PIMCO.
Bond                                     Mr. Ivascyn joined PIMCO
                                         in 1998, previously having
                                         been associated with Bear
                                         Stearns in the asset backed
                                         securities group, as well
                                         as T. Rowe Price and
                                         Fidelity Investments.

PIMCO               Mark Kiesel    11/02 CIO Global Credit and Managing
Investment                               Director, PIMCO. He is a
Grade                                    member of the PIMCO Investment
Corporate                                Committee, a generalist
Bond                                     portfolio manager and the
                                         global head of corporate bond
                                         portfolio management. He has
                                         served as a portfolio manager,
                                         head of equity derivatives
                                         and as a senior Credit Analyst
                                         since joining PIMCO in 1996.

PIMCO Total                        9/14
Return

PIMCO Total                        9/14
Return II

PIMCO Total                        9/14
Return III

PIMCO Total                        9/14
Return IV

PIMCO             Sudi Mariappa    9/14  Managing Director, PIMCO. Mr.
Moderate                                 Mariappa rejoined PIMCO in
Duration                                 2014 from GLG, a London-based
                                         hedge fund, where he was a
                                         managing director, developing
                                         and managing fixed income
                                         funds. Previously at PIMCO,
                                         Mr. Mariappa was a Managing
                                         Director and head of global
                                         portfolio management. He also
                                         served as senior advisor to
                                         PIMCO's portfolio management
                                         group from 2009 - 2011. Prior
                                         to joining PIMCO in 2000,
                                         he was a managing director
                                         for Merrill Lynch in Tokyo,
                                         overseeing Japanese government
                                         bond and swap derivative
                                         trading. He has 27 years of
                                         investment experience and holds
                                         an MBA, as well as a bachelor's
                                         degree in chemical engineering,
                                         from Cornell University.

PIMCO           Scott A. Mather     9/14 CIO U.S. Core Strategies and
Moderate                                 Managing Director, PIMCO.
Duration                                 Previously he was head of
                                         global portfolio management.
                                         He joined PIMCO in 1998.

PIMCO Total                        9/14
Return

PIMCO Total                        9/14
Return II

PIMCO Total                        9/14
Return III

PIMCO Total                        9/14
Return IV

PIMCO           Saumil Parikh      9/14  Managing Director, PIMCO. Mr.
Unconstrained                            Parikh joined PIMCO in 2000,
Bond                                     and is a generalist portfolio
                                         manager. He is head of
                                         macroeconomic research for
                                         North America and also serves
                                         as a member of the short-term
                                         mortgage and global specialist
                                         portfolio management teams.
                                         Prior to joining PIMCO, he
                                         was a financial economist
                                         and market strategist at
                                         UBS Warburg.

PIMCO Total      Mihir Worah       9/14  CIO Real Return and Asset
Return                                   Allocation and Managing Director,
                                         PIMCO. Mr. Worah is a portfolio
                                         manager and head of the real
                                         return and multi-asset portfolio
                                         management teams. Prior to
                                         joining PIMCO in 2001, he was a
                                         postdoctoral research associate
                                         at the University of California,
                                         Berkeley, and the Stanford Linear
                                         Accelerator Center, where he
                                         built models to explain the
                                         difference between matter and
                                         anti-matter. In 2012 he co-
                                         authored "Intelligent Commodity
                                         Indexing," published by
                                         McGraw-Hill. He has 12 years of
                                         investment experience and
                                         holds a Ph.D. in theoretical
                                         physics from the University of
                                         Chicago.

PIMCO Total
Return II

PIMCO Total
Return III

PIMCO Total
Return IV

Investors Should Retain This Supplement for Future Reference

PIMCO Funds
Supplement Dated September 29, 2014 to the
Equity-Related Strategy Funds Institutional Class, Class P,
Administrative Class, Class D, Class A,
Class B, Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time
(the "Prospectus")

Disclosure Related to the PIMCO EM Fundamental IndexPLUS(r)
AR Strategy Fund,
PIMCO EMG Intl Low Volatility RAFI(r)-PLUS AR Fund,
PIMCO Fundamental Advantage
Absolute Return Strategy Fund, PIMCO Fundamental
IndexPLUS(r) AR Fund,
PIMCO International Fundamental IndexPLUS(r) AR Strategy
Fund, PIMCO International
StocksPLUS(r) AR Strategy Fund (Unhedged), PIMCO Intl Low
Volatility RAFI(r)-PLUS AR Fund,
PIMCO Low Volatility RAFI(r)-PLUS AR Fund, PIMCO Small Cap
StocksPLUS(r) AR Strategy
Fund, PIMCO Small Company Fundamental IndexPLUS(r) AR
Strategy Fund,
PIMCO StocksPLUS(r) Fund, PIMCO StocksPLUS(r) Absolute
Return Fund, PIMCO StocksPLUS(r)
AR Short Strategy Fund and PIMCO Worldwide Fundamental
Advantage AR Strategy Fund
(the "Funds")

Effective September 26, 2014, each of the PIMCO EM
Fundamental IndexPLUS(r) AR Strategy Fund, PIMCO Fundamental
Advantage Absolute Return Strategy Fund, PIMCO Fundamental
IndexPLUS(r) AR Fund and PIMCO Worldwide Fundamental
Advantage AR Strategy Fund is jointly managed by Robert D. Arnott, Saumil Parikh and Mohsen Fahmi.

Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in each of the PIMCO
EM Fundamental IndexPLUS(r) AR Strategy Fund's,
PIMCO Fundamental IndexPLUS(r) AR Fund's and PIMCO Worldwide Fundamental Advantage AR Strategy Fund's Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. The Fund's portfolio is jointly managed by Robert D. Arnott, Saumil Parikh and Mohsen Fahmi. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC. Each of Messrs. Parikh and Fahmi is a Managing Director of
PIMCO. Messrs. Arnott, Parikh and Fahmi have jointly managed the Fund since September 2014. Mr. Arnott is responsible for the equity index replication strategy. Messrs. Parikh and Fahmi are jointly responsible for the absolute return strategy.

In addition, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the PIMCO
Fundamental Advantage Absolute Return Strategy Fund's Fund
Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. The Fund's portfolio is jointly managed by Robert D. Arnott, Saumil Parikh and Mohsen
Fahmi. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC. Each of Messrs. Parikh and Fahmi is a Managing Director of
PIMCO. Messrs. Arnott, Parikh and Fahmi have jointly managed the Fund since September 2014. Mr. Arnott is responsible for the equity index strategy. Messrs. Parikh and Fahmi are jointly responsible for the absolute return strategy.

Effective September 26, 2014, each of the PIMCO EMG Intl
Low Volatility RAFI(r)-PLUS AR Fund, PIMCO Intl Low Volatility RAFI(r)-PLUS AR Fund and PIMCO Low Volatility RAFI(r)-PLUS AR
Fund is jointly managed by Robert D. Arnott and Sudi Mariappa. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in each of the PIMCO EMG Intl
Low Volatility RAFI(r)-PLUS AR Fund's, PIMCO Intl Low Volatility RAFI(r)-PLUS AR Fund's and PIMCO Low Volatility RAFI(r)-PLUS AR Fund's Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC, serves as the Fund's sub-adviser. The Fund's portfolio is jointly managed by Robert D. Arnott and Sudi Mariappa. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC, and he has managed the Fund since September 2014. Mr. Mariappa is a Managing Director of PIMCO, and he has managed the Fund since August 2014.
Mr. Arnott is responsible for the equity index replication strategy. Mr. Mariappa is responsible for the absolute return strategy.

Effective September 26, 2014, each of the PIMCO
International Fundamental IndexPLUS(r) AR Strategy Fund and PIMCO
Small Company Fundamental IndexPLUS(r) AR Strategy Fund is jointly managed by Robert D. Arnott and Saumil Parikh. Therefore, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in each of the PIMCO International Fundamental IndexPLUS(r) AR Strategy Fund's and PIMCO Small Company
Fundamental IndexPLUS(r) AR Strategy Fund's Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC, serves as the Fund's sub-adviser. The Fund's portfolio is jointly managed by Robert D. Arnott and Saumil Parikh. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC, and he has managed the Fund since September 2014. Mr. Parikh is a Managing Director of PIMCO, and he has managed the Fund since August 2014.
Mr. Arnott is responsible for the equity index replication strategy. Mr. Parikh is responsible for the absolute return strategy.

Effective September 26, 2014, each of the PIMCO
International StocksPLUS(r) AR Strategy Fund (Unhedged), PIMCO
Small Cap StocksPLUS(r) AR Strategy Fund, PIMCO StocksPLUS(r) Absolute Return Fund and PIMCO StocksPLUS(r) AR Short Strategy
Fund is jointly managed by Saumil Parikh and Mohsen Fahmi. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in each of the PIMCO International StocksPLUS(r) AR Strategy Fund (Unhedged)'s, PIMCO Small Cap StocksPLUS(r) AR Strategy Fund's, PIMCO StocksPLUS(r) Absolute Return Fund's and PIMCO StocksPLUS(r) AR Short Strategy Fund's Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Saumil Parikh and Mohsen Fahmi. Each of Messrs. Parikh and Fahmi is a Managing Director of PIMCO, and Messrs. Parikh and Fahmi have jointly managed the Fund since September 2014.

Effective September 26, 2014, the PIMCO StocksPLUS(r) Fund is managed by Sudi Mariappa. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the PIMCO StocksPLUS(r) Fund's Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Sudi Mariappa. Mr. Mariappa is a Managing Director of PIMCO, and he has managed the Fund since September
2014.
       In addition, effective immediately, disclosure concerning the portfolio managers of the Funds in the table in the "Management of the Funds-Individual Portfolio Managers" section of the Prospectus is deleted and replaced with the following:


Fund            Portfolio Manager Since  Recent Professional Experience
----            ----------------- -----  ------------------------------
PIMCO EM         Robert D. Arnott  9/14  Chairman, Founder, Research
Fundamental                              Affiliates, LLC, since July
IndexPLUS(r)                             2002. Previously, Mr. Arnott
AR Strategy*                             was Chairman of First
                                         Quadrant, L.P. until April
                                         2004. He joined First
                                         Quadrant in April 1988.

PIMCO EMG Intl Low                 9/14
Volatility RAFI(r)-
PLUS AR**

PIMCO Fundamental                  9/14
Advantage Absolute
Return Strategy***

PIMCO Fundamental                  9/14
IndexPLUS(r) AR*

PIMCO International                9/14
Fundamental
IndexPLUS(r)
AR Strategy****

PIMCO Intl Low                     9/14
Volatility RAFI(r)-
PLUS AR**

PIMCO Low Volatility               9/14
RAFI(r)-PLUS AR**

PIMCO Small Company                9/14
Fundamental
IndexPLUS(r)
AR Strategy****

PIMCO Worldwide                    9/14
Fundamental
Advantage
AR Strategy*

PIMCO EM          Saumil Parikh    9/14  Managing Director,
Fundamental                              PIMCO. Mr. Parikh joined
IndexPLUS(r)                             PIMCO in 2000, and is a
AR Strategy*                             generalist portfolio manager.
                                         He is head of macroeconomic
                                         research for North America
                                         and also serves as a member
                                         of the short-term mortgage
                                         and global specialist
                                         portfolio management teams.
                                         Prior to joining PIMCO, he
                                         was a financial economist and
                                         market strategist at UBS
                                         Warburg.

PIMCO Fundamental                  9/14
Advantage Absolute
Return Strategy***

PIMCO Fundamental                  9/14
IndexPLUS(r) AR*

PIMCO International                8/14
Fundamental
IndexPLUS(r)
AR Strategy****

PIMCO International                9/14
StocksPLUS(r) AR
Strategy (Unhedged)

PIMCO International                8/14
StocksPLUS(r) AR
Strategy (U.S. Dollar-
Hedged)

PIMCO Small Cap                    9/14
StocksPLUS(r)
AR Strategy

PIMCO Small Company                8/14
Fundamental
IndexPLUS(r)
AR Strategy****

PIMCO StocksPLUS(r)                9/14
Absolute Return

PIMCO StocksPLUS(r)                9/14
AR Short Strategy

PIMCO Worldwide                    9/14
Fundamental
Advantage
AR Strategy*

PIMCO EM Fundamental  Mohsen Fahmi 9/14  Managing Director, PIMCO.
IndexPLUS(r)                             Mr. Fahmi joined PIMCO
AR Strategy*                             in 2014 and is a
                                         generalist portfolio
                                         manager focusing on global
                                         fixed income assets.
                                         Prior to joining PIMCO,
                                         Mr. Fahmi was with Moore
                                         Capital Management, most
                                         recently as a senior
                                         portfolio manager and
                                         previously as chief
                                         operating officer. Mr.
                                         Fahmi has also previously
                                         served as co-head of bond
                                         and currency proprietary
                                         trading at Tokai Bank
                                         Europe, head of leveraged
                                         investment at Salomon
                                         Brothers and executive
                                         director of proprietary
                                         trading at Goldman
                                         Sachs. Prior to this,
                                         he was a proprietary
                                         trader for J.P. Morgan in both
                                         New York and London, and he
                                         also spent seven years as
                                         an investment officer at the
                                         World Bank in Washington,
                                         DC. He has 30 years of
                                         investment experience and
                                         holds an MBA from Stanford
                                         University.

PIMCO Fundamental                  9/14
Advantage Absolute
Return Strategy***

PIMCO Fundamental                  9/14
IndexPLUS(r) AR*

PIMCO International                9/14
StocksPLUS(r)
AR Strategy
(Unhedged)

PIMCO Small Cap                    9/14
StocksPLUS(r)
AR Strategy

PIMCO StocksPLUS(r)                9/14
Absolute Return

PIMCO StocksPLUS(r)                9/14
AR Short Strategy

PIMCO Worldwide                    9/14
Fundamental
Advantage
AR Strategy*

PIMCO EMG Intl Low   Sudi Mariappa 8/14  Managing Director, PIMCO. Mr.
Volatility RAFI(r)-                      Mariappa rejoined PIMCO in
PLUS AR**                                2014 from GLG, a London-based
                                         hedge fund, where he was a
                                         managing director, developing
                                         and managing fixed income
                                         funds. Previously at PIMCO,
                                         Mr. Mariappa was a Managing
                                         Director and head of global
                                         portfolio management. He also
                                         served as senior advisor to
                                         PIMCO's portfolio management
                                         group from 2009 - 2011. Prior
                                         to joining PIMCO in 2000,
                                         he was a managing director
                                         for Merrill Lynch in Tokyo,
                                         overseeing Japanese government
                                         bond and swap derivative
                                         trading. He has 27 years of
                                         investment experience and holds
                                         an MBA, as well as a bachelor's
                                         degree in chemical engineering,
                                         from Cornell University.

PIMCO Intl Low                      8/14
Volatility RAFI(r)-
PLUS AR**

PIMCO Low Volatility                8/14
RAFI(r)-PLUS AR**

PIMCO StocksPLUS(r)                 9/14


*	Mr. Arnott is responsible for the equity index replication
strategy. Messrs. Parikh and Fahmi are jointly responsible for the absolute return strategy.
**	Mr. Arnott is responsible for the equityindex replication
strategy. Mr. Mariappa is responsible for the absolute return strategy.
***	Mr. Arnott is responsible for the equity index strategy. Messrs.
Parikh and Fahmi are jointly responsible for the absolute
return strategy.
****	Mr. Arnott is responsible for the equity index replication
strategy. Mr. Parikh is responsible for the absolute return strategy.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated September 29, 2014 to the
International Bond Funds Institutional Class, Class P,
Administrative Class, Class D, Class A,
Class B, Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time
(the "Prospectus")

Disclosure Related to the PIMCO Foreign Bond Fund (Unhedged),
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global
Advantage(r) Strategy Bond
Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global
Bond Fund (U.S. Dollar-Hedged)
(the "Funds")

Effective September 26, 2014, each of the PIMCO Foreign
Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-
Hedged), PIMCO Global Bond Fund (Unhedged) and PIMCO Global
Bond Fund (U.S. Dollar-Hedged) is jointly managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the PIMCO Foreign Bond Fund (Unhedged)'s, PIMCO Foreign
Bond Fund (U.S. Dollar-Hedged)'s, PIMCO Global Bond Fund (Unhedged)'s and PIMCO Global Bond Fund (U.S. Dollar-Hedged)'s
Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. Mr. Balls is CIO Global and a Managing Director of PIMCO. Mr. Gupta is an Executive Vice President of PIMCO.
Dr. Pagani is a Managing Director of PIMCO. Messrs. Balls and Gupta and Dr. Pagani have jointly managed the Fund since September 2014.

Effective September 26, 2014, the PIMCO Global Advantage(r)
Strategy Bond Fund is jointly managed by Andrew Balls, Sachin Gupta and Lupin Rahman. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the PIMCO Global Advantage(r) Strategy Bond Fund's Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Andrew Balls, Sachin Gupta and Lupin Rahman. Mr. Balls is CIO Global and a Managing Director of PIMCO. Mr. Gupta and Ms. Rahman are Executive Vice Presidents of PIMCO.
Mr. Balls has managed the Fund since October 2011, Mr. Gupta has managed the Fund since September 2014, and Ms. Rahman has managed the Fund since January 2014.

In addition, effective immediately, disclosure concerning the portfolio managers of the Funds in the table in the "Management of the Funds-Individual Portfolio Managers" section of the Prospectus is deleted and replaced with the following:

Fund            Portfolio Manager Since  Recent Professional Experience
----            ----------------- -----  ------------------------------
PIMCO Foreign     Andrew Balls     9/14  CIO Global and Managing
Bond (Unhedged)                          Director, PIMCO. He joined
                                         PIMCO in 2006 and is a member
                                         of the Investment Committee
                                         and head of European portfolio
                                         management. Prior to joining
                                         PIMCO, he spent eight years at
                                         the Financial Times, most
                                         recently as editor of the U.S.
                                         Lex column and as chief
                                         economics correspondent in
                                         Washington, D.C.

PIMCO Foreign                      9/14
Bond (U.S.
Dollar- Hedged)

PIMCO Global                       10/11
Advantage(r)
Strategy Bond

PIMCO Global                        9/14
Bond (Unhedged)

PIMCO Global                        9/14
Bond (U.S.Dollar-
Hedged)

PIMCO Foreign      Sachin Gupta     9/14  Executive Vice President,
Bond (Unhedged)                           PIMCO. Mr. Gupta joined
                                          PIMCO in 2003. He has
                                          previously managed European
                                          LDI portfolios and served on
                                          the global portfolio management
                                          team in PIMCO's Singapore
                                          office. Mr. Gupta has
                                          focused on investments in
                                          government bonds, sovereign
                                          credit derivatives and interest
                                          rate derivatives across developed
                                          markets. Prior to joining PIMCO,
                                          Mr. Gupta was in the fixed income
                                          and currency derivatives group at
                                          ABN AMRO Bank. He has 17 years of
                                          investment experience and holds
                                          an MBA from XLRI, India.

PIMCO Foreign                       9/14
Bond (U.S.
Dollar-Hedged)

PIMCO Global                        9/14
Advantage(r)
Strategy Bond

PIMCO Global                        9/14
Bond (Unhedged)

PIMCO Global                        9/14
Bond (U.S.
Dollar-Hedged)

PIMCO Foreign      Lorenzo Pagani   9/14   Managing Director, PIMCO.
Bond (Unhedged)                            Dr. Pagani joined PIMCO in
                                           2004 and is a portfolio
                                           manager in PIMCO's Munich office
                                           and head of the European
                                           government bond and European
                                           rates desk. Prior to joining
                                           PIMCO, he was with the nuclear
                                           engineering department at the
                                           Massachusetts Institute of
                                           Technology and with Procter &
                                           Gamble in Italy.

PIMCO Foreign                       9/14
Bond (U.S.Dollar-
Hedged)

PIMCO Global                        9/14
Bond (Unhedged)

PIMCO Global                        9/14
Bond (U.S.Dollar-
Hedged)

PIMCO Global        Lupin Rahman    1/14   Executive Vice President,
Advantage (r)                              PIMCO. Ms. Rahman joined
Strategy Bond                              PIMCO in 2008 and is an
                                           emerging markets portfolio
                                           manager specializing in
                                           sovereign credit, monetary
                                           and foreign exchange policy
                                           analysis.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated September 29, 2014 to the
Short Duration Strategy Funds Institutional Class, Class M, Class
P, Administrative Class, Class D,
Class A, Class B, Class C and Class R Prospectus dated July 31,
2014, as supplemented from time to time
(the "Prospectus")

Disclosure Related to the PIMCO Low Duration Fund, PIMCO
Low Duration Fund II and
PIMCO Low Duration Fund III (the "Funds")

Effective September 26, 2014, the Funds are jointly managed by Scott A. Mather and Jerome Schneider. Accordingly, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in each Fund's Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Scott A. Mather and Jerome Schneider. Mr. Mather is CIO U.S. Core Strategies and a Managing Director of PIMCO. Mr. Schneider is a Managing Director of PIMCO. Messrs.
Mather and Schneider have jointly managed the Fund since September
2014.

In addition, effective immediately, disclosure concerning the portfolio managers of the Funds in the table in the "Management of the Funds-Individual Portfolio Managers" section of the Prospectus is deleted and replaced with the following:

Fund            Portfolio Manager Since  Recent Professional Experience
----            ----------------- -----  ------------------------------
PIMCO Low        Scott A. Mather   9/14  CIO U.S. Core Strategies and
Duration                                 Managing Director, PIMCO.
                                         Previously he was head of
                                         global portfolio management.
                                         He joined PIMCO in 1998.

PIMCO Low                          9/14
Duration II

PIMCO Low                          9/14
Duration III

PIMCO            Jerome Schneider  1/11  Managing Director, PIMCO.
Government                               Mr. Schneider joined PIMCO
Money Market                             in 2008. Prior to joining
                                         PIMCO, he served as Senior
                                         Managing Director with Bear
                                         Stearns, specializing in
                                         credit and mortgage-related
                                         funding transactions. Mr.
                                         Schneider joined Bear
                                         Stearns in 1995.

PIMCO Low                          9/14
Duration

PIMCO Low                          9/14
Duration
II

PIMCO Low                          9/14
Duration III

PIMCO Money                        1/11
Market

PIMCO Short                        5/12*
Asset
Investment

PIMCO Short-                       1/11
Term

PIMCO Treasury                      *
Money Market

*	Inception of the Fund

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated September 29, 2014 to the Asset Allocation
Funds, Credit Bond Funds and
Real Return Strategy Funds Prospectuses, each dated July 31,
2014, each as supplemented
(the "Prospectuses")

Effective immediately, all references in the Prospectuses to the titles of the individuals listed below are deleted and replaced with the titles indicated below:

Daniel J. Ivascyn - Group Chief Investment Officer
Andrew Balls - CIO Global
Mark R. Kiesel - CIO Global Credit
Scott A. Mather - CIO U.S. Core Strategies
Mihir P. Worah - CIO Real Return and Asset Allocation

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement dated September 29, 2014 to the
Statement of Additional Information dated July 31, 2014, as supplemented from time to time (the "SAI")

Disclosure Related to the PIMCO EM Fundamental IndexPLUS(r)
AR Strategy Fund,
PIMCO EMG Intl Low Volatility RAFI(r)-PLUS AR Fund,
PIMCO Foreign Bond Fund
(Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged),
PIMCO Fundamental Advantage
Absolute Return Strategy Fund, PIMCO Fundamental
IndexPLUS(r) AR Fund, PIMCO Global
Advantage(r) Strategy Bond Fund, PIMCO Global Bond Fund
(Unhedged), PIMCO Global Bond
Fund (U.S. Dollar-Hedged), PIMCO International Fundamental
IndexPLUS(r) AR Strategy Fund,
PIMCO International StocksPLUS(r) AR Strategy Fund
(Unhedged), PIMCO Intl Low Volatility
RAFI(r)-PLUS AR Fund, PIMCO Low Duration Fund, PIMCO
Low Duration Fund II,
PIMCO Low Duration Fund III, PIMCO Low Volatility RAFI(r)-
PLUS AR Fund,
PIMCO Moderate Duration Fund, PIMCO Small Cap
StocksPLUS(r) AR Strategy Fund,
PIMCO Small Company Fundamental IndexPLUS(r) AR Strategy
Fund, PIMCO StocksPLUS(r)
Fund, PIMCO StocksPLUS(r) Absolute Return Fund, PIMCO
StocksPLUS(r) AR Short Strategy
Fund, PIMCO Total Return Fund, PIMCO Total Return Fund II,
PIMCO Total Return Fund III,
PIMCO Total Return Fund IV, PIMCO Unconstrained Bond Fund and PIMCO Worldwide
Fundamental Advantage AR Strategy Fund (the "Funds")

Effective September 26, 2014, each of the PIMCO EM
Fundamental IndexPLUS(r) AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS(r) AR Fund and PIMCO Worldwide Fundamental
Advantage AR Strategy Fund is jointly managed by Robert D. Arnott, Saumil Parikh and Mohsen Fahmi. In addition, effective September 26, 2014, each of the PIMCO EMG Intl Low Volatility RAFI(r)-PLUS AR
Fund, PIMCO Intl Low Volatility RAFI(r)-PLUS AR Fund and PIMCO
Low Volatility RAFI(r)-PLUS AR Fund is jointly managed by Robert D. Arnott and Sudi Mariappa. In addition, effective September 26, 2014, each of the PIMCO International Fundamental IndexPLUS(r) AR
Strategy Fund and PIMCO Small Company Fundamental
IndexPLUS(r) AR Strategy Fund is jointly managed by Robert D. Arnott and Saumil Parikh. In addition, effective September 26, 2014, each of the PIMCO International StocksPLUS(r) AR Strategy Fund (Unhedged), PIMCO Small Cap StocksPLUS(r) AR Strategy Fund,
PIMCO StocksPLUS(r) Absolute Return Fund and PIMCO StocksPLUS(r)
AR Short Strategy Fund is jointly managed by Saumil Parikh and
Mohsen Fahmi. In addition, effective September 26, 2014, each of the PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund
(U.S. Dollar-Hedged), PIMCO Global Bond Fund (Unhedged) and
PIMCO Global Bond Fund (U.S. Dollar-Hedged) is jointly managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. In addition, effective September 26, 2014, the PIMCO Global Advantage(r) Strategy Bond
Fund is jointly managed by Andrew Balls, Sachin Gupta and Lupin Rahman. In addition, effective September 26, 2014, each of the PIMCO Total Return Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund III and PIMCO Total Return Fund IV is jointly managed by Scott
A. Mather, Mark Kiesel and Mihir Worah. In addition, effective September 26, 2014, each of the PIMCO Low Duration Fund, PIMCO
Low Duration Fund II and PIMCO Low Duration Fund III is jointly managed by Scott A. Mather and Jerome Schneider. In addition, effective September 26, 2014, the PIMCO Moderate Duration Fund is jointly managed by Scott A. Mather and Sudi Mariappa; the PIMCO StocksPLUS(r) Fund is managed by Sudi Mariappa; and the PIMCO Unconstrained Bond Fund is jointly managed by Saumil Parikh,
Mohsen Fahmi and Daniel J. Ivascyn.

Therefore, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled "Portfolio Managers-Other Accounts Managed" in the SAI. In addition, effective immediately, the following information is added to the table and accompanying footnotes in the subsection titled
"Portfolio Managers-Other Accounts Managed" in the SAI:

                                                                       Total Assets of
                 Total       Total Assets                             Accounts Paying a
                 Number of  of All Accounts     Number of Accounts     Performance Fee
                 Accounts   (in $millions)   Paying a Performance Fee  (in $ millions)
                 ---------  ---------------  ------------------------  ----------------
Fahmi<F9>
Registered
Investment
Companies           0            0.00                   0                     0.00

Other
Pooled
Investment
Vehicles            0            0.00                   0                     0.00

Other
Accounts            2           462.17                  0                     0.00

Gupta<F11>
Registered
Investment
Companies           0            0.00                   0                     0.00

Other
Pooled
Investment
Vehicles            1           477.42                  0                     0.00

Other
Accounts            0            0.00                   0                     0.00

Pagani<F23>
Registered
Investment
Companies           0            0.00                   0                     0.00

Other
Pooled
Investment
Vehicles            13         3,274.77                 4                    964.32

Other
Accounts            25         5,475.89                 8                  2,108.89

<F9>
Effective September 26, 2014, Mr. Fahmi co-manages the
PIMCO EM Fundamental IndexPLUS(r) AR Strategy Fund,
which has $5,276.8 million in total assets under management, the PIMCO Fundamental Advantage Absolute Return Strategy
Fund, which has $3,379.5 million in total assets under management, the PIMCO Fundamental IndexPLUS(r) AR
Fund, which has $3,536.2 million in total assets under management, the PIMCO International StocksPLUS(r) AR
Strategy Fund (Unhedged), which has $1,380.1 million in total assets under management, the PIMCO Small Cap
StocksPLUS(r) AR Strategy Fund, which has $1,447.8 million
in total assets under management, the PIMCO StocksPLUS(r) Absolute Return Fund, which has $1,180.5 million in total assets under management, the PIMCO StocksPLUS(r) AR
Short Strategy Fund, which has $5,279.6 million in total assets under management, the PIMCO Unconstrained Bond Fund, which has $24,344.1 million in total assets under management and the PIMCO Worldwide Fundamental Advantage AR
Strategy Fund, which has $3,699.4 million in total assets
under management. Total assets under management for each
Fund is as of March 31, 2014.
<F11> 	Effective September 26, 2014, Mr. Gupta co-manages the
PIMCO Foreign Bond Fund (Unhedged), which has $2,459.2
million in total assets under management, the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), which has $6,449.6 million in total assets under management, the PIMCO Global
Advantage(r) Strategy Bond Fund, which has $3,136.8 million
in total assets under management, the PIMCO Global Bond
Fund (Unhedged), which has $872.7 million in total assets
under management and the PIMCO Global Bond Fund (U.S. Dollar-Hedged), which has $478.8 million in total assets under management. Total assets under management for each Fund is as of March 31, 2014.
<F23> 	Effective September 26, 2014, Dr. Pagani co-manages the
PIMCO Foreign Bond Fund (Unhedged), which has $2,459.2 million in total assets under management, the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), which has $6,449.6 million in total assets under management, the PIMCO Global Bond
Fund (Unhedged), which has $872.7 million in total assets under management and the PIMCO Global Bond Fund (U.S. Dollar-Hedged), which has $478.8 million in total assets under management. Total assets under management for each Fund is as of March 31, 2014.

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective September 26, 2014, each of the PIMCO EM Fundamental IndexPLUS(r) AR Strategy Fund, PIMCO Fundamental Advantage
Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS(r) AR
Fund and PIMCO Worldwide Fundamental Advantage AR Strategy
Fund is jointly managed by Robert D. Arnott, Saumil Parikh and
Mohsen Fahmi. Effective September 26, 2014, each of the PIMCO
EMG Intl Low Volatility RAFI(r)-PLUS AR Fund, PIMCO Intl Low Volatility RAFI(r)-PLUS AR Fund and PIMCO Low Volatility RAFI(r)- PLUS AR Fund is jointly managed by Robert D. Arnott and Sudi Mariappa. Effective September 26, 2014, each of the PIMCO International Fundamental IndexPLUS(r) AR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS(r) AR Strategy Fund is jointly managed by Robert D. Arnott and Saumil Parikh. Effective
September 26, 2014, each of the PIMCO International StocksPLUS(r)
AR Strategy Fund (Unhedged), PIMCO Small Cap StocksPLUS(r) AR Strategy Fund, PIMCO StocksPLUS(r) Absolute Return Fund and
PIMCO StocksPLUS(r) AR Short Strategy Fund is jointly managed by Saumil Parikh and Mohsen Fahmi. Effective September 26, 2014, each of the PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond
Fund (U.S. Dollar-Hedged), PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) is jointly managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani.
Effective September 26, 2014, the PIMCO Global Advantage(r) Strategy Bond Fund is jointly managed by Andrew Balls, Sachin Gupta and
Lupin Rahman. Effective September 26, 2014, each of the PIMCO
Total Return Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund III and PIMCO Total Return Fund IV is jointly managed by Scott
A. Mather, Mark Kiesel and Mihir Worah. Effective September 26,
2014, each of the PIMCO Low Duration Fund, PIMCO Low Duration
Fund II and PIMCO Low Duration Fund III is jointly managed by Scott
A. Mather and Jerome Schneider. Effective September 26, 2014, the PIMCO Moderate Duration Fund is jointly managed by Scott A.
Mather and Sudi Mariappa; the PIMCO StocksPLUS(r) Fund is managed by Sudi Mariappa; and the PIMCO Unconstrained Bond Fund is jointly managed by Saumil Parikh, Mohsen Fahmi and Daniel J. Ivascyn. Information for Messrs. Fahmi and Gupta and Dr. Pagani is as of September 26, 2014.

Additionally, effective immediately, corresponding changes are made in the table in the subsection titled "Portfolio Managers-Securities Ownership" in the SAI. In addition, effective immediately, the following information is added to the table in the subsection titled "Portfolio Managers-Securities Ownership" in the SAI:

Portfolio   Funds Managed by                         Dollar Range of
Manager     Portfolio Manager                        Shares Owned
---------   ----------------------------             ---------------
Gupta      PIMCO Foreign Bond (Unhedged)                 None
           PIMCO Foreign Bond (U.S.Dollar-Hedged)        None
           PIMCO Global Advantage(r) Strategy Bond       None
           PIMCO Global Bond (Unhedged)                  None
           PIMCO Global Bond (U.S.Dollar-Hedged)         None

Pagani     PIMCO Foreign Bond (Unhedged)                 None
           PIMCO Foreign Bond (U.S. Dollar-Hedged)       None
           PIMCO Global Bond (Unhedged)                  None
           PIMCO Global Bond (U.S.Dollar-Hedged)         None



       In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Information pertaining to Mr. Fahmi will be provided by subsequent amendment or supplement.

Disclosure Related to All Series of PIMCO Funds

Additionally, effective immediately, references to William H.
Gross in the table in the "Management of the Trust-Executive
Officers" section of the SAI are deleted.

Investors Should Retain This Supplement For Future Reference